DEAR SHAREHOLDERS:
--------------------------------------------------------------------------------
     News of Warren Buffet's purchase of 130 million ounces of silver sent silver prices to a high of $7.80 an ounce in February 1998 compared to $6.00 per ounce where it began the year. Nevertheless, despite the fact that Buffet's purchase represented 20% of annual silver supply, prices were unable to sustain these levels and fell to a low of $4.67 in August 1998. While silver rallied back to $5.40 at the end of the third quarter, it ended the year at $5.04 per ounce. Demand continued to grow in 1998 in spite of the slowdown in global economic activity. Total consumption grew 2.6% to 886 million ounces. Industrial demand was essentially flat with the year earlier, but use by photography, jewelry and silverware more than offset the slower industrial demand. On the supply side, mine production grew over 5% to 528.5 million ounces, but clearly this fell short of the amount needed to satisfy demand. The balance was provided by increased scrap sales and implied disinvestment. The offshoot of the latter was a dramatic decline in Comex inventories which ended the year at less than 80 million ounces which represent about one month's supply. In 1989, Comex inventories were 1.5 billion ounces, about 25 months of demand.

     Silver related equities generally performed in line with the underlying metal. After reaching a peak in the February/March time frame the shares fell to low levels in August. However, as the price of silver recovered from its August low, the shares failed to participate. Most silver is produced as a by-product of other base metal mining activities and as prices of copper, lead and zinc fell reflecting lower global demand, the shares remained at their lows through the end of December.

     The Lexington Strategic Silver Fund produced a negative return of 29.64%* for the year. This return was worse than the negative 10.9% return by competing gold oriented funds as compiled by Lipper, Inc. The Fund's disappointing performance reflected significant bullion holdings. Also the equity holdings were negatively impacted by the lower production of gold and base metals.

     The outlook for silver remains attractive based on the positive underlying fundamentals. Demand for silver continues to grow and mine production is not capable of satisfying demand. Furthermore, as inventories have been depleted to extremely low levels, this source cannot be relied upon to make up the difference looking ahead. As a result, we believe the price of silver is poised to post higher levels as worldwide economic activity begins to recover possibly later in 1999. As prices improve, profit levels for the mining shares held by the Fund are expected to expand dramatically producing higher stock prices.


Sincerely,



/s/ James A. Vail                 /s/ Robert M. DeMichele
-----------------------           ---------------------------
James A. Vail                     Robert M. DeMichele
Portfolio Manager                 President
February, 1999                    February, 1999

--------------------------------------------------------------------------------

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                     LEXINGTON STRATEGIC SILVER FUND, INC. AND
        THE S & P 500 and Silver Bullion (London (U.S. Dollars))

        [THE FOLLOWING TABLE REPRESENTS A CHART IN THE PRINTED REPORT]

                    Lexington
Year             Strategic Silver       S & P 500          Silver
                       Fund                                Bullion
===================================================================
01/02/92             $ 9,418            $10,000            $10,000
12/31/92             $ 8,364            $10,754            $ 9,258
12/31/93             $14,764            $11,836            $12,905
12/31/94             $13,527            $11,991            $12,236
12/31/95             $15,200            $16,497            $12,973
12/31/96             $15,562            $20,286            $12,104
12/31/97             $14,310            $27,056            $15,125
12/31/98             $10,068            $34,827            $12,627

                      AVERAGE ANNUAL STANDARD TOTAL RETURNS
                          FOR THE PERIOD ENDED 12/31/98

FUND/INDEX               1 YEAR       5 YEAR          SINCE INCEPTION
----------               ------   ---------------   ------------------
Lexington Strategic
Silver Fund             (33.74%)      (8.47%)             0.10%

S & P 500                28.72%       24.09%             19.51%

Silver Bullion          (16.51%)      (0.43%)             3.39%

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, including the maximum sales charge (5.75%) made at its inception, with a similar investment in the Standard & Poor's 500 Stock Index ("S & P 500") and a direct investment in silver bullion. Results for the Fund and the S & P 500 include the reinvestment of all dividend and capital gains distributions. The price of silver is subject to substantial price fluctuations over short periods of time and may be affected by unpredictable international monetary and political policies. *The original inception date for the Fund was August 30, 1984. Prior to December, 1991 the Fund was managed by a different investment advisor. Investment results for periods prior to that date are not shown in the graph. The Per Share Income and Capital Changes Table in the Fund's prospectus contains performance data that relates to prior periods. Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Total return represents past performance and is not predictive of future performance.

--------------------------------------------------------------------------------




*-33.74%, -8.47% and 0.10% are the one year, five year and since commencement (1/2/92) average annual standard total returns, respectively, for the period ended December 31, 1998. Prior to January, 1992, the Fund was managed by a different investment adviser. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than at their original cost. These calculations include the maximum 5.75% initial sales charge and assume reinvestment of dividends and capital gains at net asset value. Total return represents past performance and is not predictive of future results.

LEXINGTON STRATEGIC SILVER FUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
December 31, 1998


 NUMBER OF                                                VALUE
   SHARES                    SECURITY                    (NOTE 1)
===================================================================
             SILVER BULLION: 20.7%
             1,051,945 fine ounces (cost
             $5,887,507)2............................  $5,296,542
                                                       ----------
             COMMON STOCKS: 60.7%
             AUSTRALIA: 5.8%
 1,100,000   Aurora Gold, Ltd.2 .....................     877,105
 1,020,000   MIM Holdings, Ltd. .....................     450,452
   192,857   Pasminco, Ltd. .........................     146,680
                                                       ----------
                                                        1,474,237
                                                       ----------
             MEXICO: 17.7%
   290,056   Corporacion Industrial San Luis
             S.A. ...................................     419,406
   554,016   Grupo Mexico S.A. de C.V. ..............   1,232,428
   945,000   Industrias Penoles S.A. ................   2,866,616
                                                       ----------
                                                        4,518,450
                                                       ----------
             NORTH AMERICA: 32.9%
   100,000   Adrian Resources, Ltd.2 ................      19,532
    45,000   Apex Silver Mines, Ltd.2 ...............     371,250
   167,000   Atna Resources, Ltd.2 ..................      72,848
    83,500   Atna Resources, Ltd.
             (Warrants)1,2 ..........................           -
    90,000   Campbell Resources, Inc.
             (Warrants)1,2 ..........................           -
   108,100   Coeur D'Alene Mines Corporation2             499,962
    77,000   Eldorado Corporation, Ltd.1,2 ..........      20,053
   239,400   Hecla Mining Company2 ..................     867,825
   203,500   Homestake Mining Company ...............   1,869,656
    60,000   Minefinders Corporation, Ltd.1,2 .......      46,877
   285,000   Pan American Silver Corporation1,2         1,438,043
    60,000   Pan American Silver Corporation2........     302,746
   159,600   Romarco Minerals, Inc.2 ................     155,865
   300,000   Silver Standard Resources, Inc.1,2......     234,384
    50,000   Silver Standard Resources, Inc.2 .......      39,844
    47,000   Stillwater Mining Company2 .............   1,927,000
   525,000   Sunshine Mining and Refining, Inc.2          262,500
   350,000   Tiomin Resources, Inc.1,2 ..............      72,919
   262,500   Tiomin Resources, Inc.
             (Warrants)1,2 ..........................           -
    50,000   TVX Gold, Inc.2 ........................      90,625
    75,000   Western Copper Holdings, Ltd.2 .........     129,399
                                                       ----------
                                                        8,421,328
                                                       ----------
             PERU: 3.7%
   157,009   Compania de Minas Buenaventura
             S.A. "B" ...............................     945,265
                                                       ----------
   NUMBER OF
    SHARES
OR PRINCIPAL                                               VALUE
    AMOUNT                     SECURITY                   (NOTE 1)
===================================================================
               POLAND: 0.6%
      21,000   KGHM Polska Miedz S.A. (GDR) ..........  $   151,200
                                                        -----------
               TOTAL COMMON STOCKS
                (cost $22,978,399)....................   15,510,480
                                                        -----------
               PREFERRED STOCK: 4.6%
               NORTH AMERICA: 4.6%
      99,000   Freeport McMoran Copper & Gold
                (cost $2,081,958).....................    1,163,250
                                                        -----------
               SHORT-TERM INVESTMENT: 7.8%
               U.S. GOVERNMENT AGENCY
               OBLIGATION
  $2,000,000   Federal Home Loan Mortgage
               Corporation, 4.50%, due
               01/04/99
                (cost $1,999,250).....................    1,999,250
                                                        -----------
               TOTAL INVESTMENTS: 93.8%
                (cost $32,947,114+) (Note 1)..........   23,969,522
               Other assets in excess of
               liabilities: 6.2% .....................    1,590,623
                                                        -----------
               TOTAL NET ASSETS: 100.0%
                (equivalent to $2.73 per share
               on 9,370,946 shares
               outstanding) ..........................  $25,560,145
                                                        ===========

1 Restricted security (Note 6).
2 Non-income producing security.
GDR - Global Depository Receipt.
+ Aggregate cost for Federal income tax purposes is identical.






   The Notes to Financial Statements are an integral part of this statement.

LEXINGTON STRATEGIC SILVER FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998



ASSETS
Investments, at value (cost $32,947,114) (Note 1) ..............................    $  23,969,522
Cash ...........................................................................          469,324
Receivable for investment securities sold ......................................        1,385,379
Receivable for shares sold .....................................................           39,786
Dividends and interest receivable ..............................................            3,267
                                                                                    -------------
   Total Assets ................................................................       25,867,278
                                                                                    -------------
LIABILITIES
Due to Lexington Management Corporation (Note 2) ...............................           22,783
Payable for shares redeemed ....................................................          223,165
Accrued expenses ...............................................................           61,185
                                                                                    -------------
   Total Liabilities ...........................................................          307,133
                                                                                    -------------
NET ASSETS: (equivalent to $2.73 per share on
 9,370,946 shares outstanding) (Note 3) ........................................    $  25,560,145
                                                                                    =============
NET ASSETS consist of:
Capital stock - authorized 1,000,000,000 shares, $.001 par value per share......    $       9,371
Additional paid-in capital (Notes 1 and 8) .....................................       46,750,478
Accumulated net investment loss (Note 1) .......................................             (997)
Accumulated net realized loss on investments and foreign currency
 transactions (Notes 1 and 8) ..................................................      (12,221,115)
Unrealized depreciation of investments and foreign currency translation of other
 assets and liabilities ........................................................       (8,977,592)
                                                                                    -------------
   TOTAL NET ASSETS ............................................................    $  25,560,145
                                                                                    =============
NET ASSET VALUE, REDEMPTION PRICE PER SHARE ....................................    $        2.73
                                                                                    =============
OFFERING PRICE PER SHARE (100/94.25 of $2.73 adjusted to the nearest cent) .....    $        2.90
                                                                                    =============

   The Notes to Financial Statements are an integral part of this statement.

LEXINGTON STRATEGIC SILVER FUND, INC.
STATEMENT OF OPERATIONS
Six month period ended December 31, 1998 (Note 7)


INVESTMENT INCOME
Dividends .............................   $   199,491
Interest ..............................        66,345
                                          -----------
                                              265,836
Less: foreign tax expense .............         1,555
                                          -----------
    Total investment income ...........                    $    264,281

EXPENSES
   Investment advisory fee
     (Note 2) .........................       150,258
   Transfer agent and shareholder
     servicing expenses (Note 2) ......        57,679
   Custodian expenses .................        43,624
   Printing and mailing expenses ......        35,870
   Professional fees ..................        21,597
   Accounting expenses (Note 2) .......        13,089
   Registration fees ..................        12,560
   Directors' fees and expenses .......         7,594
   Computer processing fees ...........         4,126
   Other expenses .....................         9,650
                                          -----------
    Total expenses ....................                         356,047
                                                           ------------
     Net investment loss ..............                         (91,766)

REALIZED AND UNREALIZED LOSS
 ON INVESTMENTS (NOTE 4)
   Net realized loss on:
    Investments .......................      (570,668)
    Foreign currency transactions .....          (898)
                                          -----------
     Net realized loss ................                        (571,566)
   Net change in unrealized
     appreciation (depreciation) of:
     Investments ......................    (5,092,614)
    Foreign currency translation
      of other assets and
      liabilities .....................              (7)
                                          --------------
    Net change in unrealized
      depreciation ....................                      (5,092,621)
                                                           ------------
     Net realized and
       unrealized loss ................                      (5,664,187)
                                                           ------------
DECREASE IN NET ASSETS RESULTING
    FROM OPERATIONS ...................                    $ (5,755,953)
                                                           ============


LEXINGTON STRATEGIC SILVER FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS


                                          For the six
                                         month period
                                             ended
                                         December 31,    Year ended
                                             1998         June 30,
                                           (Note 7)         1998
                                        -------------- --------------
Net investment loss ...................  $    (91,766)  $   (225,906)
Net realized loss from
   investment and foreign
   currency transactions ..............      (571,566)    (2,590,675)
Net change in unrealized
   appreciation (depreciation) of
   investments and foreign
   currency translation ...............    (5,092,621)    (5,393,011)
                                         ------------   ------------
  Decrease in net assets
     resulting from operations.........    (5,755,953)    (8,209,592)
Distributions to shareholders
   in excess of net investment
   income (Note 1) ....................             -        (81,929)
Increase (decrease) in net assets
   from capital share
   transactions (Note 3) ..............    (3,604,828)     1,177,232
                                         ------------   ------------
  Net decrease in net assets ..........    (9,360,781)    (7,114,289)
NET ASSETS:
 Beginning of period ..................    34,920,926     42,035,215
                                         ------------   ------------
 End of period (including
    accumulated net investment
     loss of $997 and distributions
     in excess of net investment
     income of $191,805 in
     December 31, 1998 and June
     30, 1998, respectively) ..........  $ 25,560,145   $ 34,920,926
                                         ============   ============

  The Notes to Financial Statements are an integral part of these statements.

LEXINGTON STRATEGIC SILVER FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1998 and June 30, 1998

1. SIGNIFICANT ACCOUNTING POLICIES

Lexington Strategic Silver Fund, Inc. (the "Fund") is an open-end, non-diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek to maximize total return from long-term growth of capital and income. The Fund will seek to achieve its objective by investing at least 80% of its portfolio in securities of established silver-related companies and silver bullion. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

     INVESTMENTS Securities transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Securities traded on a recognized stock exchange are valued at the last sales price reported by the exchange on which the securities are traded. If no sales price is recorded, the mean between the last bid and asked prices is used. Securities traded on the over-the-counter market and silver bullion are valued at the mean between the last current bid and asked prices. Short-term securities having a maturity of 60 days or less are stated at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other assets are valued by Fund management in good faith under the direction of the Fund's Board of Directors. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, adjusted for amortization of premiums and accretion of discounts, is accrued as earned.

     FOREIGN CURRENCY TRANSACTIONS Foreign currencies (and receivables and payables denominated in foreign currencies) are translated into U.S. dollar amounts at current exchange rates. Translation gains or losses resulting from changes in exchange rates and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations. In addition, the Fund may enter into forward foreign currency contracts in order to hedge against foreign currency risk in the purchase or sale of securities denominated in foreign currency. The Fund may also enter into such contracts to hedge against changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are closed and are reported in the statement of operations.

The Fund authorizes its custodian to place and maintain equity securities in a segregated account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward foreign currency contracts entered into with respect to position hedges. There are no forward foreign currency contracts outstanding at December 31, 1998.

     FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

     DISTRIBUTIONS Dividends from net investment income and net realized capital gains are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The character of income and gains to be distributed are

LEXINGTON STRATEGIC SILVER FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1998 and June 30, 1998 (continued)

1. SIGNIFICANT ACCOUNTING POLICIES (continued)
determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1998, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

     USE OF ESTIMATES The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.


2. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATE
The Fund pays an investment advisory fee to Lexington Management Corporation ("LMC") at an annual rate of 1.00% of the Fund's average daily net assets up to $30 million and at an annual rate of 0.75% thereafter. For 1998, LMC has agreed to voluntarily limit the total expenses of the Fund (including management fees, but excluding interest, taxes, brokerage commissions and extraordinary expenses) to an annual rate of 2.50% of the Fund's average daily net assets. No reimbursement was required for the period ended December 31, 1998.

The   Fund  reimburses  LMC  for  certain  expenses,  including  accounting  and shareholder servicing costs of $28,848, which are incurred by the Fund, but paid by LMC.


3. CAPITAL STOCK
Transactions in capital stock were as follows:



                                                                  For the six
                                                                     month
                                                                  period ended                          Year ended
                                                               December 31, 1998                      June 30, 1998
                                                       ----------------------------------   ----------------------------------
                                                            Shares            Amount             Shares            Amount
                                                       ---------------   ----------------   ---------------   ----------------
Shares sold ........................................       2,505,470      $   7,289,065         8,598,402      $  33,307,344
Shares issued on reinvestment of dividends .........               -                  -            18,656             73,693
                                                           ---------      -------------         ---------      -------------
                                                           2,505,470          7,289,065         8,617,058         33,381,037
Shares redeemed ....................................      (3,855,059)       (10,893,893)       (8,546,967)       (32,203,805)
                                                          ----------      -------------        ----------      -------------
Net increase (decrease) ............................      (1,349,589)     $  (3,604,828)           70,091      $   1,177,232
                                                          ==========      =============        ==========      =============

4. INVESTMENT TRANSACTIONS
The cost of purchases and proceeds from sales of securities for the period ended December 31, 1998, excluding short-term securities, were $1,531,112 and $5,099,107, respectively.
At December 31, 1998, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $1,104,043 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $10,081,635.

LEXINGTON STRATEGIC SILVER FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1998 and June 30, 1998 (continued)

5. INVESTMENT AND CONCENTRATION RISKS
The Fund makes significant investments in foreign securities and has an investment objective of investing in securities of companies engaged in the exploration, mining, processing, fabrication and distribution of silver.

There are certain risks involved in investing in foreign securities or concentrating in specific industries that are in addition to the usual risks inherent in domestic investments. These risks include those resulting from potentially adverse political and economic developments as well as the possible imposition of foreign exchange or other foreign governmental restrictions or laws, all of which could affect the market and/or credit risk of the investments.

In addition to the risks described above, risks may arise from forward foreign currency contracts as a result of the inability of counterparties to meet the terms of their contracts.


6. RESTRICTED SECURITIES
The following securities were purchased under Rule 144A of the Securities Act of 1933 or issued in private placements and, unless registered under the Act or exempted from registration, may be sold only to qualified institutional investors.



                                                                       Average
                                         Acquisition                  Cost Per       Market       Percent of Net
               Security                      Date         Shares        Share         Value           Assets
-------------------------------------   -------------   ----------   ----------   ------------   ---------------
Atna Resources, Ltd. (Warrants)            10/14/96       83,500     $ 0.00       $        -     0.00%
Campbell Resources, Inc. (Warrants)        10/25/96       90,000      0.00                 -     0.00
Eldorado Corporation, Ltd.                 02/22/96       77,000      5.37            20,053     0.08
Minefinders Corporation, Ltd.              03/11/97       60,000      3.66            46,877     0.18
Pan American Silver Corporation            07/17/95      285,000      5.44         1,438,043     5.63
Silver Standard Resources, Inc.            09/06/95      300,000      3.14           234,384     0.92
Tiomin Resources, Inc.                     09/28/95      350,000      1.44            72,919     0.28
Tiomin Resources, Inc. (Warrants)          10/31/96      262,500      0.00                 -     0.00
                                                                                  ----------     -----
                                                                                  $1,812,276     7.09%
                                                                                  ==========     =====

Pursuant to guidelines adopted by the Fund's Board of Directors, these unregistered securities have been deemed to be illiquid. The Fund currently limits investment in illiquid securities to 15% of the Fund's net assets, at market value.


7. CHANGE IN THE FUND'S YEAR-END
The Fund changed its fiscal year-end from June 30th to December 31st. This change was done to facilitate the administration of the Fund.

LEXINGTON STRATEGIC SILVER FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1998 and June 30, 1998 (continued)

8. FEDERAL INCOME TAXES - CAPITAL LOSS CARRYFORWARDS
As of December 31, 1998, $1,254,382 of capital loss carryforwards have expired and have been reclassified to additional paid-in capital.
Capital loss carryforwards1 available for federal income tax purposes as of December 31, 1998 are:

   $3,106,844 expiring in 1999;
      954,860 expiring in 2000;
    1,911,797 expiring in 2001;
    1,327,486 expiring in 2002;
    1,756,775 expiring in 2004;
      479,351 expiring in 2005; and,
    2,130,561 expiring in 2006.

To the extent any future capital gains are offset by these losses, such gains would not be distributed to shareholders.
1Temporary   book-tax  differences  of  $553,441  are  the  result  of  deferred post-October losses.

LEXINGTON STRATEGIC SILVER FUND, INC.
FINANCIAL HIGHLIGHTS
Selected per share data for a share outstanding throughout the period:




                                             Six month
                                            period ended
                                            December 31,
                                                                                  Year ended June 30,
                                                1998      --------------------------------------------------------------------
                                              (Note 7)
                                          ---------------       1998         1997         1996          1995         1994
Net asset value, beginning of
 period .................................    $   3.26        $   3.95     $   4.46     $    4.00     $    3.92     $   3.52
                                             --------        --------     --------     ---------     ---------     --------
Income (loss) from investment
 operations:
 Net investment loss ....................       (0.01)          (0.02)       (0.04)        (0.03)        (0.03)       (0.02)
 Net realized and unrealized gain
  (loss) on investments and
  foreign currency transactions .........       (0.52)          (0.66)       (0.43)         0.51          0.11         0.42
                                            ---------        --------     --------     ---------     ---------     --------
Total income (loss) from investment
 operations .............................       (0.53)          (0.68)       (0.47)         0.48          0.08         0.40
                                            ---------        --------     --------     ---------     ---------     --------
Less distributions:
 Distributions in excess of net
  investment income .....................           -           (0.01)       (0.04)        (0.02)            -            -
                                            ---------        --------     --------     ---------     ---------     --------
Net asset value, end of period ..........   $    2.73        $   3.26     $   3.95     $    4.46     $    4.00     $   3.92
                                            =========        ========     ========     =========     =========     ========
Total return** ..........................    (16.26)%        (17.32)%     (10.76)%        12.02%         2.04%       11.36%
Ratio to average net assets:
 Expenses ...............................       2.37%*          1.90%        1.96%         1.73%         1.82%        1.84%
 Net investment loss ....................     (0.61)%*        (0.54)%      (0.78)%       (0.72)%       (0.83)%      (0.82)%
Portfolio turnover rate .................       5.68%          28.78%       18.76%        44.30%        44.22%        5.28%
Net assets, end of period (000's
 omitted) ...............................   $  25,560        $ 34,921     $ 42,035     $  73,945     $  65,517     $ 49,499

 *  Annualized.
 ** Sales load is not reflected in total return.

INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders
Lexington Strategic Silver Fund, Inc.:

     We  have  audited  the  accompanying statement of net assets (including the portfolio  of  investments)  and  assets  and liabilities of Lexington Strategic
Silver Fund, Inc. as of December 31, 1998, and the related statement of operations for the six month period then ended, the statements of changes in net assets for the six month period ended December 31, 1998 and for the year ended June 30, 1998 and the financial highlights for the periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lexington Strategic Silver Fund, Inc. as of December 31, 1998, the result of its operations for the six month period then ended, the changes in its net assets for the six month period ended December 31, 1998 and for the year ended June 30, 1998, and the financial highlights for the periods indicated herein in conformity with generally accepted accounting principles.



                                                               KMPG LLP



New York, New York
February 8, 1999

                                       11
LEXINGTON
STRATEGIC SILVER FUND, INC.

INVESTMENT ADVISER
--------------------------------------------------------------------------------
LEXINGTON MANAGEMENT CORPORATION
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663


DISTRIBUTOR
--------------------------------------------------------------------------------
LEXINGTON FUNDS DISTRIBUTOR, INC.
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663

           -----------------------------------------------

              All shareholder requests for services of any kind should be sent to:

              Transfer Agent
           -----------------------------------------------
             STATE STREET BANK AND
             TRUST COMPANY
             c/o National Financial Data Services
             1004 Baltimore
             Kansas City, Missouri 64105

             OR CALL TOLL FREE:
             SERVICE AND SALES: 1-800-526-0056
             24 HOUR ACCOUNT INFORMATION:
             1-800-526-0052
           -----------------------------------------------






This report has been prepared for the information of the shareholders of Lexington Strategic Silver Fund, Inc. and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information.


                       ----------------------------------
                                    LEXINGTON
                       ----------------------------------


                               [GRAPHIC OMITTED]

                                    LEXINGTON
                                 STRATEGICSILVER
                                   FUND, INC.

                       ----------------------------------

                                 Seeks long-term
                                growth of capital
                               through investment
                              in established silver
                               related companies.


                       ----------------------------------

                                  ANNUAL REPORT
                                DECEMBER 31, 1998